UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☒	Definitive Additional Materials
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KILROY REALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2020.

KILROY REALTY CORPORATION KILROY REALTY CORPORATION 12200 WEST OLYMPIC BOULEVARD SUITE 200 LOS ANGELES, CA 90064 ATTN: LAUREN STADLER

Meeting Information
Meeting Type: Annual Meeting For holders as of: March 6, 2020 Date: May 19, 2020 Time: 8:30 AM PDT Location: *KRC’s Principal Executive Offices 12200 West Olympic Blvd. Suite 200 Los Angeles, CA 90064

*   We are closely monitoring the developments regarding the coronavirus (COVID-19). In the event we determine that we need to conduct our Annual Meeting solely by means of remote communication, we will announce the change and provide instructions on how stockholders can participate in the Annual Meeting via press release and by filing additional solicitation materials with the Securities and Exchange Commission. The press release will also be available on the Investors section of our website at http://www.kilroyrealty.com.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at https://materials.proxyvote.com/49427F or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT 2019 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow g	XXXX XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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g	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

1a.	John Kilroy

1b.	Edward Brennan, PhD

1c.	Jolie Hunt

1d.	Scott Ingraham

1e.	Gary Stevenson

1f.	Peter Stoneberg

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

3.	Approval of the amendment and restatement of the Company’s 2006 Incentive Award Plan.

4.	Approval of an amendment and restatement of our Charter to increase the number of shares of common stock that we are authorized to issue from 150,000,000 to 280,000,000.

5.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020.

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

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